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                                                                    EXHIBIT 21.1

                         SUPERIOR ENERGY SERVICES, INC.
                              LIST OF SUBSIDIARIES


                                                                                         STATE OF JURISDICTION OF
NAME                                                                                  INCORPORATION OR ORGANIZATION
1105 Peters Road, L.L.C.                                                                        Louisiana
Ace Rental Tools, L.L.C.                                                                        Louisiana
Blowout Tools, Inc.                                                                               Texas
Concentric Pipe and Tool Rentals, L.L.C.                                                        Louisiana
Connection Technology, L.L.C.                                                                   Louisiana
Drilling Logistics, L.L.C.                                                                      Louisiana
Environmental Treatment Team, L.L.C.                                                            Louisiana
F & F Wireline Services, L.L.C.                                                                 Louisiana
Fastorq, L.L.C.                                                                                 Louisiana
H.B Rentals, L.C.                                                                               Louisiana
Imperial Snubbing Services, Ltd.                                                             Trinidad/Tobago
International Snubbing Services, L.L.C.                                                         Louisiana
J.R.B. Consultants, Inc.                                                                          Texas
Lamb Energy Services, L.L.C.                                                                     Delaware
Non-Magnetic Rental Tools, L.L.C.                                                               Louisiana
Oil Stop, L.L.C.                                                                                Louisiana
Production Management Industries, L.L.C.                                                        Louisiana
SE Finance LP                                                                                    Delaware
SEGEN LLC                                                                                        Delaware
SELIM LLC                                                                                        Delaware
SEMSE, L.L.C.                                                                                   Louisiana
SEMO, L.L.C.                                                                                    Louisiana
SESI, L.L.C                                                                                      Delaware


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
SPN Resources, LLC                                                                              Louisiana
Southeast Australian Services Pty., Ltd.                                                        Australia
Stabil Drill Specialties, L.L.C.                                                                Louisiana
Stabil Drill (UK) Limited                                                                        Scotland
Sub-Surface Tools, L.L.C.                                                                       Louisiana
Superior Energy Sevices de Mexico, S. de R. L. de C.V.                                            Mexico
Superior Energy de Venezuela, C.A.                                                              Venezuela
Superior Energy Liftboats, L.L.C.                                                               Louisiana
Superior Energy Services, L.L.C.                                                                Louisiana
Superior Energy Staffing de Mexico, S. de R.L. de C.V.                                            Mexico
Technical Limit Drillstrings, Inc.                                                              Louisiana
Tong Specialty, L.L.C.                                                                          Louisiana
Wild Well Control, Inc.                                                                           Texas
Workstrings, L.L.C.                                                                             Louisiana